                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 27, 1999
                                                 ------------------


                                   Net 1 L.P.
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Delaware                                              33-16973                              13-3421566
----------------------------------                       --------------------------         -----------------------------------
 (State or other jurisdiction of)                         (Commission File Number)           (IRS Employer Identification No.)



 c/o Lexington Corporate Properties Trust
           355 Lexington Avenue
           New York,  New York                                                                              10017
------------------------------------------                                                  -----------------------------------
 (Address of principal Executive offices)                                                                 (Zip code)



Registrant's telephone number, including area code                                                      (212) 672-7200
                                                                                            -----------------------------------



                                       N/A
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 27, 1999, Net 1 L.P. (the "Partnership") acquired a property located in San Diego, California (the "San Diego Property") for approximately $8.6 million from an unrelated party. The San Diego Property consists of a two-story 65,755 square foot, office and research and development facility situated on a 2.73 acres of land. The San Diego Property is leased to Cymer, Inc., a Nevada Corporation ("Cymer"), under the terms of a net lease.

The current annual rent payable is approximately $778,000 and the average annual rent is approximately $867,000. The lease expires on December 31, 2009. The lease does not provide for any renewal options.

The purchase price was satisfied by a cash payment of approximately $4 million and an assumption of approximately $4.6 million mortgage note. The mortgage note bears interest at a rate of 7.5% per annum, with a monthly debt service payment of principal and interest in the amount of $34,252. The note matures on January 1, 2011 with a balloon payment of approximately $3.4 million.

On September 28, 1999, the Partnership acquired a property located in Phoenix, Arizona (the "Phoenix Property") for approximately $11.4 million from an unrelated party. The Phoenix Property consists of a two-story 137,058 square foot, office and research building situated on a 13.392 acres of land. The Phoenix Property is leased to Bull HN Information Systems, Inc., a Delaware Corporation ("Bull HN"), under the terms of a net lease.

The base rent is paid annually in advance. Bull HN receives a discount equal to 3.5% of the base rent for its prompt and timely payment. The current annual rent payable, including the discount is approximately $970,000 and the average annual rent is approximately $1.05 million. The lease expires on October 10, 2005. The lease does not provide for any renewal options.

The purchase price was satisfied by a cash payment of approximately $4.7 million, the issuance of a $1.2 million 8% note and an assumption of approximately $5.6 million mortgage note. The mortgage note bears interest at a rate of 8.12% per annum, with an annual debt service payment of principal and interest in the amount of $621,297. The mortgage note matures on October 10, 2005 with a balloon payment of approximately $4.4 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements

            Cymer is a publicly held company and is listed on the Nasdaq National Market. Cymer files consolidated financial statements and as of June 30, 1999 reported total consolidated assets, liabilities and stockholder's equity of approximately $369 million, $264 million and $105 million, respectively. For the six months ended June 30, 1999, Cymer reported total consolidated revenues of approximately $84 million and net loss of approximately $3.8 million.

            Bull HN is a subsidiary of publicly traded Bull, headquartered in Paris, France and traded on the Paris Stock Exchange. Bull files consolidated financial statements and as of June 30, 1999 reported total consolidated assets, liabilities and stockholder's equity of approximately (in French francs) 17,527 million, 13,814 million and 3,713 million, respectively. For the six months ended June 30, 1999, Bull reported total consolidated revenues and net loss of approximately (in French francs) 11,873 million and 85 million, respectively.

      (b)   Pro Forma Financial Information

            Estimated Taxable Operating Results and Cash Available from Operations.

            Notes to Estimated Taxable Operating Results and Cash Available from Operations.

            Pro Forma Balance Sheet at June 30, 1999.

            Pro Forma Statements of Income for the year ended December 31, 1998 and for the six months ended June 30, 1999.

            Notes to Pro Forma Financial Statements.

      (c)   Exhibits:

            None.

                     NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

     Estimated Taxable Operating Results and Cash Available from Operations
                          (Unaudited and in thousands)



The following statement represents estimates of taxable operating results and cash available from operations of the San Diego and Phoenix Properties, based upon rents to be received in the first year of the lease. These estimated results do not purport to represent results of operations of the San Diego and Phoenix Properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith. The General Partner is not aware of any material supportable facts that would cause these estimates to be misleading.

                                                           Cymer          Bull HN         Total
Estimated Taxable Operating Results:                       -----          -------         -----
      Cash rent under net lease                           $  778         $   972         $1,750
      Less:
            Interest expense                                 344             548            892
            Depreciation                                     193             239            432
                                                             ---             ---            ---
      Estimated taxable operating results                 $  241         $   185         $  426
                                                             ===             ===            ===



Estimated Cash Available from Operations:
      Estimated taxable operating results                 $  241         $   185         $  426
      Add:
            Depreciation                                     193             239            432
                                                             ---             ---            ---
      Estimated cash available from operations            $  434         $   424         $  858
                                                             ===             ===            ===

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

     Notes to Estimated Operating Results and Cash Available from Operations



Basis of Presentation

      Cash rent under the net lease represents the rental payments expected to be received during the first year of the lease.

      Interest expense represents tax deductible interest that is expected to be incurred on the related mortgage debt.

      The purchase price for the San Diego Property was allocated 10% to land and 90% to buildings, while the Phoenix Property was allocated 16% to land and 84% to buildings, based on appraisals. Depreciation is computed on a straight-line basis over 40 years.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

          Pro Forma Consolidated Balance Sheet and Statements of Income



The accompanying Pro Forma Consolidated Balance Sheet of Net 1 L.P. as of June 30, 1999 gives effect to all 1999 acquisitions, as if such occurred on June 30, 1999.

The accompanying Pro Forma Consolidated Statements of Income for the year ended December 31, 1998 and six months ended June 30, 1999, give effect to all 1999 acquisitions and dispositions, as if such occurred as of January 1, 1998.

The management of the Partnership prepared the Pro Forma Consolidated Balance Sheet and Statements of Income. These pro forma consolidated statements may not be indicative of the results that would have actually occurred if such had been in effect on the dates indicated. Also, they may not be indicative of the results that may be achieved in the future. The Pro Forma Consolidated Balance Sheet and Statements of Income should be read in conjunction with the Partnership's audited financial statements as of December 31, 1998, and for the year then ended (which are contained in the Partnership's Form 10-K for the year ended December 31, 1998), and the unaudited financial statements as of June 30, 1999, and for the six months then ended (which are contained in the Partnership's Form 10-Q for the period ended June 30, 1999), and the accompanying notes thereto.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                      Pro Forma Consolidated Balance Sheet
                (In thousands, except Units and per Unit amounts)

                            June 30, 1999 (Unaudited)


                                                                                         Pro Forma
                                       ASSETS                       Historical          Adjustments        Pro Forma
                                       ------                       ----------          -----------        ---------
Real estate, net                                                    $   17,098         $     20,072       $   37,170
Cash and cash equivalents                                                1,792                                 1,792
Restricted cash                                                          8,709               (8,709)            -
Rent receivable                                                            831                 -                 831
Other assets                                                                15                 -                  15
                                                                        ------               ------           ------

   Total assets                                                     $   28,445         $     11,363       $   39,808
                                                                        ======               ======           ======



                          LIABILITIES AND PARTNERS' CAPITAL
                          ---------------------------------

Mortgage and notes payable                                          $    5,165         $     11,363       $   16,528
Accrued interest payable                                                    27                 -                  27
Accounts payable and other liabilities                                     154                 -                 154
                                                                        ------               ------           ------
                                                                         5,346               11,363           16,709
                                                                        ------               ------           ------
Partners' capital (deficit):
   General Partner                                                        (108)                -                (108)
   Limited Partners ($1,000 per Unit, 50,000 Units
      authorized, 30,772 Units issued
      and outstanding)                                                  23,207                 -              23,207
                                                                        ------               ------           ------
                                                                        23,099                 -              23,099
                                                                        ------               ------           ------

   Total liabilities and partners' capital                          $   28,445         $     11,363       $   39,808
                                                                        ======               ======           ======

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                  Notes to Pro Forma Consolidated Balance Sheet




1.    Pro Forma Adjustments

      The adjustment to real estate, net reflects the purchase price of the San Diego and Phoenix Properties.

      The adjustment to cash and cash equivalents reflects the net cash outflow resulting from property acquisitions.

      The adjustment to mortgage and notes payable reflects the financing of these acquisitions.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                   Pro Forma Consolidated Statement of Income
                     (In thousands, except per Unit amounts)

                   Six months ended June 30, 1999 (Unaudited)



                                                                         Pro Forma
                                                    Historical          Adjustments             Pro Forma
Revenue:                                            ----------          -----------             ---------
   Rental                                           $    1,829            $     594             $   2,423
   Interest and other                                       39                 -                       39
                                                        ------               ------                ------
                                                         1,868                  594                 2,462
                                                        ------               ------                ------

Expenses:
   Interest expense                                        242                  446                   688
   Depreciation                                            211                  192                   403
   General and administrative                              232                 -                      232
                                                        ------               ------                ------
                                                           685                  638                 1,323
                                                        ------               ------                ------

Income before gain on sale of properties                 1,183                  (44)                1,139
   Gain on sale of properties                            2,668               (2,668)                 -
                                                        ------               ------                 -----

Net Income                                          $    3,851            $  (2,712)            $   1,139
                                                        ======               ======                 =====


Net income per Unit
   of limited partnership interest                  $   122.65                                  $   36.27
                                                        ======                                      =====

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                   Pro Forma Consolidated Statement of Income
                     (In thousands, except per Unit amounts)

                    Year ended December 31, 1998 (Unaudited)


                                                                Pro Forma
                                            Historical         Adjustments            Pro Forma
Revenue:                                    ----------         -----------            ---------
   Rental                                   $    3,265         $     1,162            $   4,427
   Interest and other                               82                 -                     82
                                                 -----               -----                -----
                                                 3,347               1,162                4,509
                                                 -----               -----                -----

Expenses:
   Interest expense                                510                 892                1,402
   Depreciation                                    476                 332                  808
   General and administrative                      548                 -                    548
                                                 -----               -----                -----
                                                 1,534               1,224                2,758
                                                 -----               -----                -----

Net Income                                  $    1,813         $      (62)            $   1,751
                                                 =====               =====                =====


Net income per Unit of
   limited partnership interest (*)       $54.82 to $59.50                        $52.94 to $57.46
                                          ================                        ================

(*) Amounts allocated to unit holders vary depending on the dates they became unit holders.

                    NET 1 L.P. AND CONSOLIDATED PARTNERSHIPS

                     Notes to Pro Forma Statements of Income



1.    Pro Forma Adjustments

      The adjustment to rental revenues relates to the net straight-lining of rent under the remaining lease terms.

      The adjustment to interest expense relates to the financing of the acquisitions.

      The adjustment to depreciation was based on an estimated useful life of 40 years, using the straight-line method.

                                    SIGNATURE


Pursuant to the requirements of the securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           Net 1 L.P.

                                           By:  Lepercq Net 1 L.P.
                                                its general partner

                                           By:  Lepercq Net 1 Inc.
                                                its general partner

Date:  October 12, 1999                    By:  /s/ E. Robert Roskind
       ----------------                         ---------------------
                                                E. Robert Roskind
                                                President